Quarterly Holdings Report
for
Fidelity Freedom® Blend Funds
Fidelity Freedom® Blend 2050 Fund
June 30, 2023
FBF-Y50-NPRT1-0823
1.9892479.104
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.14% to 5.19% 7/27/23 to 9/14/23 (b) (Cost $2,110,751)	2,120,000	2,111,512

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	11,086,691	154,770,206
Fidelity Series Commodity Strategy Fund (c)	103,971	10,064,345
Fidelity Series Large Cap Growth Index Fund (c)	5,613,724	97,791,065
Fidelity Series Large Cap Stock Fund (c)	5,693,680	107,610,561
Fidelity Series Large Cap Value Index Fund (c)	13,819,474	199,967,784
Fidelity Series Small Cap Core Fund (c)	46,064	473,082
Fidelity Series Small Cap Opportunities Fund (c)	3,785,784	48,760,898
Fidelity Series Value Discovery Fund (c)	4,978,756	73,785,169
TOTAL DOMESTIC EQUITY FUNDS (Cost $628,878,451)		693,223,110

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	2,837,701	40,465,614
Fidelity Series Emerging Markets Fund (c)	4,470,015	37,145,822
Fidelity Series Emerging Markets Opportunities Fund (c)	9,074,411	153,811,265
Fidelity Series International Growth Fund (c)	5,704,544	93,725,650
Fidelity Series International Index Fund (c)	3,389,616	38,878,898
Fidelity Series International Small Cap Fund (c)	1,735,344	28,164,635
Fidelity Series International Value Fund (c)	8,493,739	93,940,751
Fidelity Series Overseas Fund (c)	7,477,115	93,763,016
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $572,071,001)		579,895,651

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	150,187	1,186,477
Fidelity Series Corporate Bond Fund (c)	7,873	71,250
Fidelity Series Emerging Markets Debt Fund (c)	929,493	6,878,250
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	244,553	2,298,799
Fidelity Series Floating Rate High Income Fund (c)	144,995	1,299,153
Fidelity Series Government Bond Index Fund (c)	22,898	209,972
Fidelity Series High Income Fund (c)	869,909	7,124,559
Fidelity Series Investment Grade Bond Fund (c)	21,996	218,861
Fidelity Series Investment Grade Securitized Fund (c)	9,059	80,629
Fidelity Series Long-Term Treasury Bond Index Fund (c)	13,166,642	79,263,186
Fidelity Series Real Estate Income Fund (c)	201,434	1,929,737
TOTAL BOND FUNDS (Cost $119,758,492)		100,560,873

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	1,616,762	1,617,085
Fidelity Series Government Money Market Fund 5.17% (c)(e)	4,630,711	4,630,711
Fidelity Series Short-Term Credit Fund (c)	22,902	220,092
Fidelity Series Treasury Bill Index Fund (c)	1,127,296	11,205,323
TOTAL SHORT-TERM FUNDS (Cost $17,681,529)		17,673,211

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,340,500,224)	1,393,464,357
NET OTHER ASSETS (LIABILITIES) - 0.0%	(279,721)
NET ASSETS - 100.0%	1,393,184,636

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
Chicago Board of Trade	276	Sep 2023	30,985,313	(505,674)	(505,674)
Chicago Board of Trade	315	Sep 2023	33,734,531	(518,128)	(518,128)

TOTAL PURCHASED					(1,023,802)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	49	Sep 2023	10,996,213	(340,623)	(340,623)
ICE MSCI EAFE Index Contracts (United States)	65	Sep 2023	7,005,375	(51,988)	(51,988)
ICE MSCI Emerging Markets Index Contracts (United States)	247	Sep 2023	12,324,065	107,282	107,282

TOTAL SOLD					(285,329)

TOTAL FUTURES CONTRACTS					(1,309,131)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,111,512.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	1,745,373	9,673,137	9,801,425	25,656	-	-	1,617,085	0.0%
Total	1,745,373	9,673,137	9,801,425	25,656	-	-	1,617,085

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,155,773	57,646	2,169	174	20	(24,793)	1,186,477
Fidelity Series Blue Chip Growth Fund	141,145,280	6,209,482	15,636,928	-	(1,653,557)	24,705,929	154,770,206
Fidelity Series Canada Fund	36,696,965	2,793,614	530,290	-	28,926	1,476,399	40,465,614
Fidelity Series Commodity Strategy Fund	8,858,443	1,437,593	16,265	-	(521)	(214,905)	10,064,345
Fidelity Series Corporate Bond Fund	40,746	31,722	217	659	(2)	(999)	71,250
Fidelity Series Emerging Markets Debt Fund	6,272,365	569,207	11,277	96,952	(11)	47,966	6,878,250
Fidelity Series Emerging Markets Debt Local Currency Fund	2,139,604	97,702	3,687	-	250	64,930	2,298,799
Fidelity Series Emerging Markets Fund	23,146,075	13,253,175	-	-	-	746,572	37,145,822
Fidelity Series Emerging Markets Opportunities Fund	149,752,573	-	295,993	-	1,757	4,352,928	153,811,265
Fidelity Series Floating Rate High Income Fund	1,203,139	85,178	2,169	27,706	(4)	13,009	1,299,153
Fidelity Series Government Bond Index Fund	115,748	99,805	434	1,312	(2)	(5,145)	209,972
Fidelity Series Government Money Market Fund 5.17%	3,580,873	2,287,868	1,238,030	44,857	-	-	4,630,711
Fidelity Series High Income Fund	6,325,159	800,021	11,711	98,237	20	11,070	7,124,559
Fidelity Series International Growth Fund	85,180,524	5,256,926	268,016	-	8,711	3,547,505	93,725,650
Fidelity Series International Index Fund	35,321,566	2,734,543	355,514	-	13,055	1,165,248	38,878,898
Fidelity Series International Small Cap Fund	26,437,382	1,406,255	45,664	-	776	365,886	28,164,635
Fidelity Series International Value Fund	84,958,144	5,917,988	678,828	-	15,323	3,728,124	93,940,751
Fidelity Series Investment Grade Bond Fund	119,756	103,387	434	2,012	-	(3,848)	218,861
Fidelity Series Investment Grade Securitized Fund	48,241	34,036	217	704	-	(1,431)	80,629
Fidelity Series Large Cap Growth Index Fund	89,407,526	3,900,709	6,639,367	231,395	99,967	11,022,230	97,791,065
Fidelity Series Large Cap Stock Fund	98,001,499	4,057,756	1,546,863	-	58,075	7,040,094	107,610,561
Fidelity Series Large Cap Value Index Fund	182,790,078	12,598,408	3,547,056	-	66,431	8,059,923	199,967,784
Fidelity Series Long-Term Treasury Bond Index Fund	72,995,264	8,650,841	124,049	554,921	264	(2,259,134)	79,263,186
Fidelity Series Overseas Fund	85,098,035	5,323,276	594,938	-	24,960	3,911,683	93,763,016
Fidelity Series Real Estate Income Fund	2,140,082	140,571	368,319	34,807	(7,792)	25,195	1,929,737
Fidelity Series Short-Term Credit Fund	208,230	12,797	-	1,476	-	(935)	220,092
Fidelity Series Small Cap Core Fund	281,144	173,609	-	275	-	18,329	473,082
Fidelity Series Small Cap Opportunities Fund	44,846,201	3,073,953	1,690,530	-	(351,563)	2,882,837	48,760,898
Fidelity Series Treasury Bill Index Fund	9,126,186	3,117,222	1,029,846	114,920	(1,423)	(6,816)	11,205,323
Fidelity Series Value Discovery Fund	67,020,494	5,266,529	589,947	-	2,443	2,085,650	73,785,169
	1,264,413,095	89,491,819	35,228,758	1,210,407	(1,693,897)	72,753,501	1,389,735,760

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.